UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549





                                  FORM 8-K


                               CURRENT REPORT




                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): July 15, 2004





                           TELEWEST GLOBAL, INC.

           (Exact name of registrant as specified in its charter)






       Delaware                333-110815             59-3778247
       (State of        (Commission File Number)     (IRS Employer
    incorporation)                                 Identification No.)




                         160 Great Portland Street

                       London W1W 5QA, United Kingdom

                 ------------------------------------------

            (Address of principal executive offices) (zip code)

   Registrant's telephone number, including area code:    +44-20-7299-5000

ITEM 5.  OTHER EVENTS

     On July 15, 2004, Telewest Communications plc ("Telewest") issued a press release announcing that its financial restructuring has become effective. As a result, all outstanding notes and debentures of Telewest and its Jersey-based finance subsidiary have been cancelled, reducing the total outstanding indebtedness of the business by approximately (pound)3.8 billion, or more than 65%, to approximately (pound)2.0 billion. A copy of that press release is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1 Press release of Telewest Communications plc regarding the effectiveness of its financial restructuring, dated July 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TELEWEST GLOBAL, INC.

Dated:  July 15, 2004                By:  /s/ Stephen Cook
                                          --------------------------
---------------------
                                          Name:  Stephen Cook
                                          Title: Group Strategy Director and
                                                 General Counsel

                               EXHIBIT INDEX
                               -------------

Exhibit
-------

99.1 Press release of Telewest Communications plc regarding the effectiveness of its financial restructuring, dated July 15, 2004.